Exhibit 10.1

FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This Fourth Amendment to Second Amended and Restated Credit Agreement (this “Agreement”) dated as of November 4, 2025, is made by and among CULP, INC., a North Carolina corporation (“Borrower”), READ WINDOW PRODUCTS, LLC, a North Carolina limited liability company (“Read”), CULP FABRICS GLOBAL, LLC, a North Carolina limited liability company (“Global”; together with Read, each, a “Guarantor” and, collectively, the “Guarantors”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Lender”).

W I T N E S S E T H :

WHEREAS, Borrower, Guarantor, and Lender are parties to that certain Second Amended and Restated Credit Agreement dated as of January 19, 2023 (as amended, restated, supplemented, or otherwise modified from time, the “Credit Agreement”); and

WHEREAS, Loan Parties have requested that Lender amend the Credit Agreement as set forth herein, and Lender is willing to do so on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1.
Defined Terms. Capitalized terms used in this Agreement, including in the recitals hereto, which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.
2.
Amendments to Credit Agreement. Subject to the satisfaction of each of the conditions precedent set forth in this Agreement, Section 2.3 of the Credit Agreement is hereby amended by deleting the single instance “$2,000,000” and inserting “$3,000,000” in replacement thereof.
3.
No Other Amendment or Waiver. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Lender under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the amendments set forth in this Agreement, the text of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect and each Loan Party hereby ratifies and confirms its obligations thereunder. This Agreement shall not constitute a modification of the Credit Agreement or the other Loan Documents or a course of dealing with Lender of variance with the Credit Agreement or the other Loan Documents such as to require notice by Lender to require strict compliance with the terms of the Credit Agreement and other Loan Documents in the future, except as expressly set forth in this Agreement. Each Loan Party acknowledges and agrees that Lender reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents, as amended by this Agreement.
4.
Representations and Warranties. Each Loan Party hereby represents and warrants to Lender as follows:
(a)
Such Loan Party has all requisite power and authority to execute this Agreement and to perform all of its obligations hereunder, and this Agreement has been duly executed and delivered by such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms.

(b)
The execution, delivery and performance by such Loan Party of this Agreement have been duly authorized by all necessary corporate or limited liability company action and do not

(i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to such Loan Party, or the articles or certificate of incorporation or formation or bylaws or operating agreement of such Loan Party, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which such Loan Party is a party or by which it or its properties may be bound or affected.

(c)
All of the representations and warranties of the Loan Parties contained in the Credit Agreement are correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof)).
5.
References. All references in the Credit Agreement to “this Agreement” shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the other Loan Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.
6.
Conditions Precedent. The amendments set forth in Section 2 of this Agreement shall become effective only upon satisfaction of the following conditions precedent:

(a)
Lender shall have received this Agreement, duly executed and delivered by the Loan

Parties.

(b)
Lender shall have received such other documents, instruments, agreements or information as reasonably requested by Lender.
7.
No Other Waiver. Except as expressly set forth herein, the execution of this Agreement and acceptance of any documents related hereto or thereto shall not be deemed to be a waiver of any Event of Default, or event or condition which with notice, or passage of time, or both, would constitute an Event of Default, under the Credit Agreement or breach, default or event of default under any Loan Document or other document held by Lender, whether or not known to Lender and whether or not existing on the date of this Agreement.
8.
Release. Each Loan Party hereby absolutely and unconditionally releases and forever discharges Lender, and any and all of Lender’s Affiliates, participants, parent corporations, subsidiary corporations, insurers, indemnitors, and successors and assigns of any of the foregoing, together with all of the present and former directors, officers, agents, attorneys, attorneys-in-fact, representatives, and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which such Loan Party has had, now has or has made claim to have against any such Person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Agreement, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

9.
Costs and Expenses. Each Loan Party hereby reaffirms its agreement under the Credit Agreement to pay or reimburse Lender on demand for all costs and expenses incurred by Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, Borrower specifically agrees to pay all fees and disbursements of counsel to Lender for the services performed by such counsel in connection with the preparation of this Agreement and the documents and instruments incidental hereto. Borrower hereby agrees that Lender may, at any time or from time to time in its sole discretion and without further authorization by Borrower, make a loan to Borrower pursuant to Section 2.4(g) of the Credit Agreement, or apply the proceeds of any such loan, for the purpose of paying any such fees, disbursements, costs and expenses contemplated hereby.
10.
Counterparts. This Agreement and any notices delivered under this Agreement may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Lender reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Agreement or on any notice delivered to Lender under this Agreement. This Agreement and any notices delivered under this Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument. Delivery of an executed counterpart of a signature page of this Agreement and any notices as set forth herein will be as effective as delivery of a manually executed counterpart of the Agreement or notice.
11.
Loan Document. This Agreement shall be deemed a Loan Document for all purposes.
12.
GOVERNING LAW; VENUE; JURY TRIAL WAIVER. THIS AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW, FORUM NON CONVENIENS, WAIVER OF JURY TRIAL AND SUBMISSION TO JURISDICTION SET FORTH IN SECTIONS 10.1, 10.2, 10.3, AND 10.4 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[Continued on following page.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

CULP, INC.

/s/ Kenneth R. Bowling Name: Kenneth R. Bowling

Title: EVP, CFO, and Treasurer

READ WINDOW PRODUCTS, LLC

/s/ Kenneth R. Bowling Name: Kenneth R. Bowling

Title: EVP, CFO, and Treasurer

CULP FABRICS GLOBAL, LLC

/s/ Kenneth R. Bowling Name: Kenneth R. Bowling

Title: EVP, CFO, and Treasurer

[CULP-FOURTH AMENDMENT TO CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Matthew Olive

Name: Matthew Olive

Title: Authorized Signatory